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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ------------------------

                                   FORM 8 - K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 13, 2002
                                 Date of Report

                           AVERY DENNISON CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                      1-7685                   95-1492269
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)



          150 N. Orange Grove Boulevard                          91103
               Pasadena, California                            (Zip Code)
    (Address of principal executive offices)


       Registrant's Telephone Number, including area code: (626) 304-2000


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Item 9.  Regulation FD Disclosure

On August 13, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q.

                    Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Avery Dennison Corporation (the "Company") hereby certifies, to the best of his knowledge, that:

    (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

    (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 13, 2002
                                     By:    /s/  Philip M. Neal
                                        --------------------------------------
                                     Name:  Philip M. Neal
                                     Title: Chairman and Chief Executive Officer


The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                    Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Avery Dennison Corporation (the "Company") hereby certifies, to the best of his knowledge, that:

     (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 29, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 13, 2002
                                      By:  /s/  Daniel R. O'Bryant
                                         ------------------------------------
                                      Name:  Daniel R. O'Bryant
                                      Title: Senior Vice President, Finance and
                                             Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2002
                                      AVERY DENNISON CORPORATION


                                      By:  /s/  Daniel R. O'Bryant
                                         ------------------------------------
                                      Name:  Daniel R. O'Bryant
                                      Title: Senior Vice President, Finance and
                                             Chief Financial Officer